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                                                                   EXHIBIT 10.40


                ELEVENTH AMENDMENT AND WAIVER TO RECEIVABLE AND
                         INVENTORY FINANCING AGREEMENT

  THIS ELEVENTH AMENDMENT AND WAIVER TO RECEIVABLE AND INVENTORY FINANCING AGREEMENT (this "Amendment") is made and entered into as of the 28th day of February, 2001, among SHEFFIELD STEEL CORPORATION, a Delaware corporation, f/k/a HMK INDUSTRIES OF OKLAHOMA, INC., successor by merger to SHEFFIELD STEEL CORPORATION-SAND SPRINGS, f/k/a SHEFFIELD STEEL CORPORATION and SHEFFIELD STEEL CORPORATION - JOLIET ("Sheffield"), WADDELL'S REBAR FABRICATORS, INC., a Missouri corporation ("Waddell"), WELLINGTON INDUSTRIES, INC., an Oklahoma corporation ("Wellington"; Sheffield, Waddell and Wellington are sometimes referred to individually as a "Company" and collectively as the "Companies"), and BANK OF AMERICA, N.A., a national banking association, formerly NationsBank, N.A., also formerly known as NationsBank, N.A. (South) and also formerly known as NationsBank of Georgia, N.A. (the "Lender").

                             W I T N E S S E T H :
                             - - - - - - - - - -

  WHEREAS, the Companies and the Lender are parties to that certain Receivable and Inventory Financing Agreement, dated as of January 16, 1992 (hereinafter, as previously amended, the "Agreement"), pursuant to which the Lender agreed to provide certain financial accommodations on the terms and conditions stated therein; and

  WHEREAS, pursuant to the Agreement, the Companies agreed, among other things, to comply with certain covenants set forth therein, including certain financial covenants; and

  WHEREAS, the Companies have failed to comply with the fixed charge coverage ratio covenant set forth in the Agreement; and

  WHEREAS, the Companies have requested that the Lender waive such financial covenant default and amend the minimum availability covenant, and the Lender is willing to do so, subject to the terms and conditions set forth herein, including the amendments to the Agreement set forth herein.

  NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. DEFINITIONS. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Agreement.

  2. WAIVER OF COVENANT VIOLATION. In reliance upon the representations, warranties, agreements and covenants of the Companies set forth herein and in

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the Agreement, as amended hereby, the Lender waives any default that has occurred under SECTION 8.13 of the Agreement as of January 31, 2001 (the "Specified Default"). However, the Lender reserves all of its rights and remedies at all times with respect to any Default or Event of Default, other than the Specified Default, whether presently existing or occurring hereafter.

  3. AMENDMENT TO AGREEMENT. The Agreement is amended by deleting SECTION 9.16 and replacing it with the following:

      9.16 MINIMUM AVAILABILITY. The Companies shall not permit Availability to be less than (a) $2,000,000 from February 1, 2001 through April 30, 2001, or (b) $5,000,000 at any time thereafter.

  4. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. The Companies hereby reaffirm each and every representation and warranty heretofore made or deemed to be made by them under or in connection with the execution and delivery of the Agreement and the documents executed in connection therewith (including, without limitation, those representations and warranties set forth in Section 7 of the Agreement) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment.

   5. NO DEFAULT. To induce the Lender to enter into this Amendment, each Company hereby, as of the date hereof, and after giving effect to the terms hereof, (i) represents and warrants that there exists no Default or Event of Default, and (ii) agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of any Company as against the Lender arising out of or with respect to any of the Obligations.

   6. EFFECT OF AMENDMENT. Except as expressly set forth herein, the Agreement and documents executed in connection therewith shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Companies to the Lender and each Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Agreement and documents executed in connection therewith effective as of the date hereof.

   7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

   8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

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   9.   SECTION REFERENCES.  Section titles and references used in this
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

   10. COSTS, EXPENSES, TAXES AND FEES. The Companies agree to pay for the structuring and approval of this Amendment (which fees shall be fully earned on such date and shall not be subject to refund or rebate) as follows: (a) $7,500 on the date hereof, (b) $7,500 on March 1, 2001, and (c) $7,500 on April 1, 2001. The Companies also agree to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Lender. Such fees are fees for services and are not, nor shall they be deemed to be, interest or a charge for the use of money.

   11. FURTHER ASSURANCES. Each Company agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Agreement.

   12. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

   13. NO AMENDMENT OR WAIVER. The Companies acknowledge that (a) except as expressly set forth herein, the Lender has not agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or the Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or the Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or the Agreement.

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     IN WITNESS WHEREOF, the Companies and the Lender have caused this Amendment to be duly executed as of the date first above written.

                         SHEFFIELD STEEL CORPORATION, F/K/A HMK INDUSTRIES OF OKLAHOMA, INC., SUCCESSOR BY MERGER TO SHEFFIELD STEEL CORPORATION-SAND SPRINGS, F/K/A SHEFFIELD STEEL CORPORATION and
                         SHEFFIELD STEEL CORPORATION - JOLIET


                         By:  /s/ Stephen R. Johnson
                              ------------------------------------------------
                              Vice President & Chief Financial Officer (Title)

                         Attest: /s/ Debbie Avey
                                 ---------------------------------------------


                         WADDELL'S REBAR FABRICATORS, INC.


                         By:  /s/ Stephen R. Johnson
                              ------------------------------------------------
                              Vice President & Chief Financial Officer (Title)

                         Attest: /s/ Debbie Avey
                                 ---------------------------------------------



                         WELLINGTON INDUSTRIES, INC.


                         By:/s/ Stephen R. Johnson
                            --------------------------------------------------
                            Vice President & Chief Financial Officer   (Title)

                         Attest:/s/ Debbie Avey
                                ----------------------------------------------



                         BANK OF AMERICA, N.A., F/K/A NATIONSBANK, N.A., F/K/A NATIONSBANK, N.A. (SOUTH), F/K/A NATIONSBANK OF GEORGIA, N.A.


                         By:/s/ Stuart A. Hall
                            --------------------------------------------------
                               Vice President                          (Title)

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